Exhibit 10.80



                                    AMENDMENT 4
                               CONSULTING AGREEMENT

     This Amendment, effective as of January 1, 1997, is made by and between Seragen, Inc., a Delaware corporation having an address at 97 South Street, Hopkinton, Massachusetts ("Seragen") and John R. Murphy, Ph.D. having an address at 130 Appleton Street, #1E, Boston, Massachusetts 02116 (the "Consultant").

     WHEREAS, the parties entered into a Consulting Agreement effective January 1, 1992 which was amended effective October 1, 1994, October 1, 1995, and January 1, 1996 (the "Agreement"); and

     WHEREAS the parties now wish to further amend the Agreement;

     NOW, THEREFORE, Seragen and the Consultant agree to amend the Agreement as follows:

 1. Section 5 of the Agreement shall be modified to read as follows:

       Consultant shall be compensated under this Agreement at the annual rate of $50,000 payable at the monthly rate of $4,166.67 on the last business day of each month. Consultant shall also be reimbursed for out-of-pocket expenses incurred by him at the request of, or with the approval of the Company upon presentation of itemized statements to the Company.

 2. This Agreement shall continue until December 31, 1997.

 3. This Amendment shall be made part of the Agreement and attached thereto. Except as provided herein, all other terms and conditions of the Agreement shall remain in force.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date last written below. The Effective Date of this Amendment shall be January 1, 1997.

ACCEPTED AND AGREED:

SERAGEN, INC.                                       JOHN R. MURPHY, PH.D.

/s/Reed R. Prior                                    /s/John R. Murphy, PH.D.
_________________                                   ________________________
Reed  R. Prior
Chairman and Chief Executive Officer

________________________________                  ____________________________
Date                                              Date


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